                                  EXHIBIT i(1)

                             Consent of Ropes & Gray

                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 33 to the Registration Statement of the BB&T Funds on Form N-1A under the Securities Act of 1933, as amended.

                                             ROPES & GRAY

Washington, D.C.
April 30, 2003